Table of Conents

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 21, 2021

PDF SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

000-31311
(Commission File Number)

Delaware	25-1701361
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

2858 De La Cruz Boulevard
Santa Clara, CA 95050
(Address of principal executive offices, with zip code)

(408) 280-7900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00015 par value	PDFS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

SIGNATURES

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 15, 2021, at the 2021 Annual Meeting of the Stockholders of PDF Solutions, Inc. (the “Company”), the stockholders of the Company approved the Company’s 2021 Employee Stock Purchase Plan (the “2021 Purchase Plan”), effective as of such date 1,000,000 shares are reserved for issuance under the 2021 Purchase Plan. A description of the material terms of the 2021 Purchase Plan is set forth under the heading “Proposal 3 – Approval of the Company’s 2021 Employee Stock Purchase Plan in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2021 (the “Proxy Statement”), which description is hereby incorporated by reference. The foregoing summary is qualified in its entirety by reference to the full text of the 2021 Purchase Plan, a copy of which is filed as Appendix A to the Company’s Proxy Statement and incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 15, 2021, at the 2021 Annual Meeting of Stockholders, the stockholders of the Company elected each of the director nominees and approved proposals 2, 3, and 4. Prior to the meeting, Gerald Z. Yin, Ph.D., notified the Company that he withdrew his nomination for re-election to the Board of Directors.

The final results for the votes regarding each proposal are set forth below. The proposals are described in detail in the Company’s Proxy Statement, dated April 28, 2021.

Proposal No. 1 Election of Class II Directors:

NOMINEES FOR CLASS II DIRECTORS	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Kimon Michaels	30,991,821	842,895	16,360	3,837,341
Shuo Zhang	31,349,999	451,887	49,190	3,837,341

Proposal No. 2 Ratification of the appointment of BPM LLP as the Independent Registered Public Accounting Firm for the Company for the year ending December 31, 2021:

FOR	AGAINST	ABSTAIN
35,646,221	15,930	26,266

Proposal No. 3 Approval of the Company’s 2021 Employee Stock Purchase Plan:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,725,985	112,181	12,910	3,837,341

Proposal No. 4 Approval, by non-binding vote, of the 2020 compensation awarded to Named Executive Officers:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
31,658,776	155,964	36,336	3,837,341

Item 9.01. Financial Statements and Exhibits
(d) Exhibits

10.1	PDF Solutions, Inc. 2021 Employee Stock Purchase Plan, filed as Appendix A to the Company’s Proxy Statement filed on April 28, 2021, and incorporated herein by reference.†

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Management contract or compensatory plan arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDF SOLUTIONS, INC. (Registrant)

By:	/s/ Adnan Raza
Adnan Raza EVP, Finance, and Chief Financial Officer (principal financial and accounting officer)

Dated: June 21, 2021